UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOTEL OUTSOURCE MANAGEMENT, INC.
80 Wall Street, Suite 815
New York, New York 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 14, 2008

_________________________

The Annual Meeting of Stockholders of Hotel Outsource Management International, Inc. will be held at the David Intercontinental Hotel, 12 Kaufman Street, Tel Aviv, Israel, 11th Floor on Monday, July 14, 2008 at 10:30 a.m., local time, to consider and act upon the following matters:

1.	To elect eight members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified;

2.	Ratification of the appointment of Barzily & Co. as independent accountants for the fiscal year ending December 31, 2008;

3.	Approval of the Company's 2008 Stock Incentive Plan;

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

A Proxy Statement and Form of Proxy are enclosed herewith. The annual report of stockholders of the company for the year ended December 31, 2007 is attached hereto. Only stockholders of record at the close of business on June 3, 2008, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors
/s/ JACOB RONNEL President

New York, New York
May 30, 2008

THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY STATEMENT
OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
————————

ANNUAL MEETING OF STOCKHOLDERS OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
TO BE HELD JULY 14, 2008
AT
TEL AVIV, ISRAEL
————————

This Proxy Statement, dated May 30, 2008 (“Proxy Statement”), and the accompanying proxy card are being furnished in connection with the solicitation of proxies by Hotel Outsource Management International, Inc. (“HOMI” or the “Company”) to be voted at an Annual Meeting of the Company (together with any adjournments, postponements, or reschedulings thereof, the “Annual Meeting”).

Voting materials, which include this Proxy Statement and a proxy card, will be mailed to stockholders on or about June 2, 2008.

In this Proxy Statement:

• “We,” “us,” and “our” refer to HOMI, as defined above;
• The “Company” or “HOMI” refers to Hotel Outsource Management International, Inc.;
• "Board of Directors” or “Board” means HOMI’s Board of Directors; and
• “SEC” means the Securities and Exchange Commission.

We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

An Annual Meeting will be held at 10:30 a.m., local time, on July 14, 2008, at the David Intercontinental Hotel, 12 Kaufman Street, 11th Floor, Tel Aviv, Israel. The record date (the “Record Date”) for determining stockholders entitled to notice of and to attend the Annual Meeting is June 3, 2008.

HOMI’s principal offices are located at 80 Wall Street, Suite 815, New York, New York 10005.

Purpose of the Proxy Statement and Proxy Card

       You are receiving a Proxy Statement and proxy card from us because you owned shares of HOMI common stock as of the Record Date. This Proxy Statement describes important issues on which we would like you, as a stockholder, to vote, including an important election of the Company’s directors.

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When you sign the proxy card, you appoint HOMI’s directors as your representatives at the meeting. They will vote your shares at the Annual Meeting in the manner that you have directed on the accompanying proxy card. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees, listed below, as directors of the Company, FOR the ratification of the appointment of Barzily & Co. as independent auditors and FOR the approval of the Company's 2008 Stock Incentive Plan. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign, date and return your proxy card in advance of the meeting in case your plans change. This way, your shares will be voted whether or not you attend the Annual Meeting.

The proxy cards should be sent to Atlas Stock Transfer, 5899 South State Street, Suite 24, Salt Lake City, Utah 84107 or sent via facsimile to Aryeh Reif, Adv., Corporate Secretary of the Company, at: +972-2-999-7993.

Proposal to be Voted on at the Annual Meeting

At the Annual Meeting, a vote will be held on:

• The election of eight members of the Board of Directors; and

• The appointment of Barzily & Co. as independent auditors; and

• The approval of the Company's 2008 Stock Incentive Plan; and

• Such other matters that may properly come before the Annual Meeting.

Pursuant to this Proxy Statement, we are soliciting your proxy in support of the election of the Director Nominees as directors of the Company and in support of the appointment of Barzily & Co. as independent auditors and in support of the approval of the Company's 2008 Stock Incentive Plan.

The Proxy Statement and proxy card are first being mailed to the stockholders of the Company on or about June 2, 2008.

PROPOSAL ONE.
ELECTION OF DIRECTORS

Eight Directors are to be elected at the meeting and will serve until HOMI’s 2009 Annual Meeting and until each of their successors have been elected or until their earlier resignation or removal. The eight director nominees are the current eight directors. Shares represented by proxies which are returned properly signed will be voted for the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. Should a nominee become unable to serve as a director (which is not anticipated), the proxy will be voted for the election of a substitute nominee who shall be designated by the Board.

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Information with respect to each nominee and executive officer of the Company, including the principal occupation of each for the past five years, positions and offices held with the Company, membership on other boards of directors and age is set forth below. There are no family relationships among any of the Company's directors and officers. For information with respect to beneficial ownership of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management. "The eight nominees are:

JACOB RONNEL

ARIEL ALMOG

AVRAHAM BAHRY

JACOB FAIGENBAUM

JULES M. POLAK

PHILIPPE SCHWARTZ

URI KELLNER

YOAV RONEN.

The eight nominees receiving the highest number of votes from stockholders, either in person or by proxy, will be elected as HOMI’s directors.

All eight of the director-nominees have consented to their being named in this proxy statement and to serving as directors if elected.

NOMINEE BIOGRAPHIES

Jacob Ronnel, 50, has been Chief Executive Officer, President and a director of HOMI since December 28, 2001, and a director of HOMI Israel Ltd. (formerly known as Bartech Mediterranean Ltd.) since May 1997.. In addition, he serves as a director and Chief Executive Officer of subsidiaries of HOMI. From July 1997 to September 1997, Mr. Ronnel was a consultant to and provisional manager of Brookside Investments, Ltd. From 1996 to 2002, he was a consultant for Kassel Financial Consultants, located in Israel. Mr. Ronnel obtained a degree in International Hotel Administration from Ecole Hoteliere de Lausanne, Switzerland.

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Ariel Almog, 39, has been Chief Operating Officer, secretary and director of HOMI since December 28, 2001. He has been Chief Operating Officer and a director of HOMI Israel Ltd. (formerly known as Bartech Mediterranean Ltd.) since May 1997. In addition, he serves as an officer and/or director of subsidiaries of HOMI. From 1996 to 1998, Mr. Almog was an owner of a franchise Apropo Cafe restaurant in Israel. He received a Bachelor of Business Administration and Marketing from Schiller International University (American University, Paris, France).

Avraham Bahry, 61, has been Chairman of HOMI since December 2004. Mr. Bahry established Mul-T-Lock Ltd., an Israeli corporation, in 1973, which he grew into a multi-national holding company in the business of products and services for the protection of life and property. Mr. Bahry sold Mul-T-Lock Ltd. in 1999 and has worked as a consultant since then.

Jacob Faigenbaum, 53, has been a director of HOMI since 2007. He has served as founder and Managing Director of Financial Guardian Group since 2001. He was Senior Manager of Old Mutual International in London from 1997 to 2001, and he was Managing Director of Pioneer International, International Investments Advisory from 1986-1997. Mr. Faigenbaum served in the Israeli Defense Forces as Colonel. He received a Masters of Economics and Business Administration from Bar Ilan University (Israel) and is currently finishing his LLB.

Jules M. Polak, 61, has been a director of HOMI since December 2004. Mr. Polak has been a principal of Jules Polak Business Consulting Ltd. since 2000. From 1993 to 2000, he was Chief Executive Officer of Golden Pages Israel, the yellow pages publisher of Israel. He has been a director of several public companies and privately held companies in Israel. He received a Masters of Business Administration from the Hebrew University in Jerusalem (Israel) and is a CPA (in Israel).

Yoav Ronen, 48, was elected to HOMI’s board of directors in December 2006. Mr. Ronen has years of experience managing hotels. Since 2005, he had been Supervisor and Director of Marketing for two hotels in Prague, Czech Republic: The Joe Hotel and Villa Schwaiger. Since 2003, he has been Supervisor and Director of Marketing for the Ros Maris Rob D.o.o. Hotel in Croatia. From 1995-2002 he served as Chief Executive Officer for the Hotel Jordan River in Tiberius, Israel, and Hotel Carmel in Netanya, Israel. Mr. Ronen obtained received a Bachelor’s degree in Business and Accounting from Tel Aviv University (Israel).

Philippe Schwartz, 47, has been a director of HOMI since 2007. He was the Regional Director of Finance for West Coast and Hotel Controller of the Intercontinental Hotels from 2001 to 2005, where he was responsible for five Intercontinental hotels. His duties also included financial reporting, property acquisition and management. From 1990 to 2001, Mr. Schwartz worked for the Athenaeum Intercontinental Hotel in Athens, Greece, where he was regional director of finance for East Mediterranean and CIS, and Controller of the hotel, overseeing numerous hotels in over 19 countries. For over 20 years Mr. Schwartz has served as financial controller for other Intercontinental hotels located throughout the world. Mr. Schwartz is a certified accountant. He is a graduate of Ecole Superieure de Commerce, and has a master’s degree in Hotel Management from Lycee Technique Hotelier Jean Drouant, Paris, France.

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Uri Kellner, 80, has been a director of HOMI since 2007. He has served as a director of many companies throughout his career. Since 2002, Mr. Kellner has been a member of the Board of Directors of Nir Let Ltd., an Israeli corporation. From 1996-2000, he was chairperson of the Board of Directors of Kal-Kor, Ltd., Ein Carmel, and from 1992 to 1997, he was chairperson of the Board for Company of the Development of Old Acco, both located in Israel. From 1990 to 1999, he served as a member of the Board of Directors of Kalat Ltd., Ofakim, Israel. Mr. Kellner received his Bachelor of Science in Commerce Law from London College, England. He is a member of the Fellow Institute of Chartered Accountants.

WE STRONGLY RECOMMEND A VOTE FOR EACH OF THE
DIRECTOR NOMINEES

PROPOSAL TWO.
ADOPTION OF THE HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC. 2008
STOCK INCENTIVE PLAN

On May 12, 2008, the Board adopted the Hotel Outsource Management International, Inc. 2008 Stock Incentive Plan (the “Plan”), subject to stockholder approval.

The purpose of this 2008 Stock Incentive Plan (as amended, the “Plan”) is to enable HOMI to afford an incentive to employees, directors, officers, consultants, advisors and any other persons or entity whose services are considered valuable (collectively, the “Service Providers”) to HOMI or any affiliate of HOMI, which now exists or hereafter is organized or acquired by HOMI, to continue as Service Providers, to increase their efforts on behalf of HOMI or any affiliate and to promote the success of HOMI's business, by providing such Service Providers with opportunities to acquire a proprietary interest in HOMI by the issuance of shares of Common Stock of HOMI, and the grant options to purchase Shares, restricted Shares awards (“Restricted Shares”) and other Share-based Awards pursuant to the Plan.

Overview

The Plan will be administered by the Board of Directors (the “Board”) of HOMI, or by a committee (“Committee”) consisting of at least two directors chosen by the Board. The Board or the Committee may grant stock options and a total of 2,000,000 shares of stock under the Plan. Employees of HOMI or its subsidiaries, including executive officers, consultants or advisors to HOMI or its subsidiaries are eligible to receive awards under the Plan.

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Types of Awards

The Plan is intended to enable HOMI to issue Awards under varying tax regimes, including, without limitation:

(i)  Incentive Stock Options within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted United States federal tax statute, as amended from time to time, to be granted to Service Providers who are deemed to be residents of the U.S. For purposes of taxation;

(ii)  Nonqualified Stock Options to be granted to Service Providers who are deemed to be residents of the U.S. for purposes of taxation;

(iii) pursuant and subject to the provisions of Section 102 of the Israel's Tax Ordinance (New Version) 1961 (the “Ordinance”);

(iv) pursuant to Section 3(9) of the Ordinance (such Awards, “3(9) Awards”); and

(v)  restricted stock.

In addition to the issuance of Awards under the relevant tax regimes in the United States of American and the State of Israel, the Plan contemplates issuances to Grantees in other jurisdictions with respect to which the Board or the Committee is empowered to make the requisite adjustments in the Plan and set forth the relevant conditions in the Company's agreement with the grantee in order to comply with the requirements of the tax regimes in any such jurisdiction.

Termination

In general, an option under the Plan may not be exercised unless the grantee is then in the employ of, or serving as a consultant, director, officer, advisor or supplier of HOMI. In the event that the employment or consulting, director, officer, advisor or supplier relationship is terminated (other than by reason of death or disability or retirement), all options of the grantee which have vested and are exercisable at the time of such termination may be exercised up to three (3) months following the date of termination. However, if the grantee's employment is terminated for cause, all unexercised options shall terminate on the date of such termination.

The Board may, in its discretion, extend the periods for which options held by any individual may continue to vest and be exercisable, provided, that such Options may lose their status as Incentive Stock Options under applicable law and be deemed Nonqualified Stock Options in the event that the period of vesting and/or exercisability of any option is extended beyond the later of: (i) one hundred and eighty (180) days after the date of cessation of employment or performance of services; or (ii) one year after the death of grantee.

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    In the event a grantee shall die while in the employ of, or performing a service for HOMI or one of its subsidiaries, or within the three (3) month period after termination (not for cause), or if a grantee's employment or service shall terminate by reason of disability, all vested and exercisable options held by the grantee, grantee's estate or beneficiar(ies) who acquired the right to exercise such options by bequest or inheritance may be exercised within one year.

Change of Control

In the case of certain mergers, consolidations or other transactions in which the Company is acquired or is liquidated and there is a successor or acquiring corporation, the Plan permits the Board or successor to arrange for the assumption of awards outstanding under the Plan or the grant participants of replacement awards by that corporation. An award shall be considered assumed if following the merger or sale, the Award gives to a holder the right to purchase or receive, for each Share underlying an Award immediately prior to the Merger/Sale, either (i) the consideration (whether stock, cash, or other securities or property) distributed to or received by holders of Shares in the Merger/Sale for each Share held on the effective date of the Merger/Sale (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), which may be subject to vesting and other terms as determined by the Board in its discretion, or (ii) regardless of the consideration received by the holders of Shares in the Merger/Sale, solely shares (or their equivalent) of the Successor Corporation at a value to be determined by the Board in its discretion, which may be subject to vesting and other terms as determined by the Board in its discretion.

           In the event that the Awards are not assumed or substituted by an equivalent Award, then the Board may (but shall not be obligated to), in lieu of such assumption or substitution of the Award and in its sole discretion, (i) provide for the grantee to have the right to exercise the Award, or to accelerate or vest the Award, including shares underlying an award which would not otherwise be exercisable or vested; and/or (ii) provide for the cancellation of each outstanding Award at the closing of such Merger/Sale, and payment to the Grantee of an amount in cash as determined by the Board to be fair in the circumstances.

Effective Date of the Hotel Outsource Management International, Inc. 2008 Stock Incentive Plan

The 2008 Stock Incentive Plan will become effective immediately upon approval by the shareholders at this meeting.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC. 2008 STOCK INCENTIVE PLAN AS SET FORTH HEREIN AS EXHIBIT A TO THIS PROXY STATEMENT.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF BARZILY & CO. AS THE COMPANY'S REGISTERED INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2008.

The Audit Committee has appointed Barzily & Co. as the Company's independent registered public accounting firm for the year ending December 31, 2008. Our Board is submitting this appointment to our stockholders for ratification. Barzily & Co. has served as the Company's independent registered public accounting firm since April 2007. It is intended that the persons named in the accompanying proxy will vote for the ratification of Barzily & Co. Representatives of Barzily & Co. are expected to attend the meeting, to have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

On April 12, 2007, Kingery & Crouse, P.A. (“Kingery & Crouse”) resigned as independent auditors of HOMI.

The resignation of Kingery & Crouse was accepted by the Board of Directors of HOMI on April 13, 2007.

During HOMI's fiscal years ended December 31, 2004 and 2005, and interim periods March 31, 2006, June 30, 2006 and September 30, 2006, there were no disagreements with Kingery & Crouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Kingery & Crouse satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Kingery & Crouse's report on the financial statements for the year ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

On April 13, 2007, the Board of Directors of HOMI approved the engagement of Barzily & Co. as HOMI's independent public accountants for its fiscal year ending December 31, 2006. This decision was finalized between HOMI and Barzily & Co. on April 13, 2007. During HOMI's two fiscal years ended December 31, 2004 and 2005, and interim period subsequent to December 31, 2005, HOMI did not consult with Barzily & Co. on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a)(1)(iv) or regulation S-K) with HOMI's former auditor.

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     HOMI filed an 8-K with the Securities and Exchange Commission regarding the resignation of Kingery & Crouse, and the engagement of Barzily & Co. on April 16, 2007.

ACCOUNTING FEES AND OTHER ACCOUNTING MATTERS

The following is a summary of the fees billed or expected to be billed to us by Barzily & Co., the Company's independent auditors, for professional services rendered for the fiscal years ended December 31, 2006 and December 31, 2007.  The 2006 figures include those fees paid to Kingery & Crouse, P.A, as well as to Barzily & Co.:

Fee Category	2007 Fees	2006 Fees

Audit Fees(1)	$51,000	$46,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0
Total Fees	$51,00	$46,000

(1) Audit Fees consist of aggregate fees billed or expected to be billed for professional services rendered for the audit of the Company's annual consolidated financial statements included in the Company's Annual Reports on Form 10-KSB and review of the interim consolidated financial statements included in Quarterly Reports on Form 10-QSB or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2007 and December 31, 2006, respectively.

(2) Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." Such services include review of SB-2 filings and research into various accounting issues.

(3) Tax Fees consist of aggregate fees billed or expected to be billed for professional services rendered for tax compliance, tax advice and tax planning. These fees related to preparation of the Company's federal and state income tax returns and other tax compliance activities.

(4) All Other Fees consist of aggregate fees billed for products and services provided by Barzily & Co., other than those disclosed above.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

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WE STRONGLY RECOMMEND A VOTE FOR THE APPROVAL OF BARZILY
& CO. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2008.

OTHER MATTERS

As of the date hereof, we are not aware of any matter that will be presented for consideration at the Annual Meeting, other than the election of eight directors and the ratification of the appointment of Barzily & Co. as independent accountants. Should other matters properly come before the Annual Meeting, the attached proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. The proxies named on the accompanying proxy cards will not use such discretionary authority to vote the proxies to adjourn matters of which the Participants are aware a reasonable time before the Annual Meeting.

This Proxy Statement contains information regarding: (i) the beneficial ownership of securities of HOMI by (A) any person known to HOMI to beneficially own 5% or more of any class of voting securities of HOMI; (B) each current Board director and executive officer of HOMI; and (C) all directors and executive officers of HOMI as a group; and (ii) HOMI’s directors and management, including information relating to management compensation.

SHAREHOLDER PROPOSALS FOR THE COMPANY'S
2009 ANNUAL MEETING

In order to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company’s Corporate Secretary, via  fax,  +972-2-9997993, or by mail to HOMI, at 100 Levi Eshkol Street, Tel-Aviv 69361, attention Aryeh Reif, Corporate Secretary on or before December 31, 2008.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

VOTING PROCEDURE

As of the Record Date, the Company had 41,122,078 outstanding shares.

You may vote FOR all of the Director Nominees, you may WITHHOLD AUTHORITY FOR ALL, or you may withhold authority for any individual Nominee.

You may approve the 2008 Stock Incentive Plan, you may abstain, or you may vote against its adoption.

You may approve the ratification of the appointment of Barzily & Co. as independent accountants, or you may vote against its appointment.

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The proxy holder identified in the proxy card accompanying this Proxy Statement will vote the accompanying proxy card in the manner directed by the signing stockholder. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company, FOR adoption of HOMI's 2008 Stock Incentive Plan, and FOR the ratification of the appointment of Barzily & Co. as independent accountants. With respect to other matters that may properly come before the Annual Meeting, or at any postponement or adjournment thereof, the proxy holders identified in the accompanying proxy card will vote shares represented by the proxy card in accordance with the proxies’ discretion. To the extent that other matters properly come before the Annual Meeting that do not fall within the proxies’ voting discretion, the named proxies may not vote the shares represented by the accompanying proxy on such matters.

If you are the beneficial owner of shares held through a broker or other nominee, your broker or nominee should provide you with information regarding the methods by which you can direct your broker or nominee to vote your shares. Your broker or nominee might send you, for example, a voting instruction card, similar to the Company’s proxy card, to be completed, signed, dated and returned to your broker or nominee by a date in advance of the meeting, and/or information on how to communicate your voting instructions to your broker or nominee by telephone or over the Internet.

By completing, signing, dating and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the meeting in the manner you indicate. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company, FOR approval of HOMI's 2008 Stock Incentive Plan and FOR the ratification of the appointment of Barzily & Co. as independent accountants for HOMI. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is a likely indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

REVOCABILITY OF PROXIES

Any person giving a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with our Corporate Secretary an instrument of revocation or by submitting to our Corporate Secretary a duly executed proxy bearing a later date. It also may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke a proxy.

Any proxy given pursuant to this solicitation also may be revoked, no later than the start of the Annual Meeting, by delivery to our Corporate Secretary of a duly executed proxy bearing a later date.

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QUORUM REQUIREMENT

Shares shall be counted as present at the Annual Meeting if the stockholder either:

• is present and votes in person at the Annual Meeting; or
• has properly submitted a proxy card.

A majority of the Company’s outstanding shares as of the Record Date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

CONSEQUENCES OF NOT RETURNING YOUR PROXY; BROKER NON-VOTES

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

• vote your shares on routine matters; or
• leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

We believe that a broker will not have discretionary authority to vote shares for the election of directors. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. Broker non-votes, if any, will not be counted as having been voted will not have an effect on the proposal to elect directors, since the election of directors does not require a plurality vote. We encourage you to provide instructions to your brokerage firm to vote your shares for Director Nominees.

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EFFECT OF ABSTENTIONS

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions will be treated as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote and thus could result in the failure of the two proposals.

REQUIRED VOTE

Assuming a quorum is present, the eight nominees receiving the highest number of “yes” votes will be elected as directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been voted on. The approval of ratification of the appointment of Barzily & Co. as independent accountants and the approval of HOMI's Stock Incentive Plan will require the affirmative vote of a plurality of the shares present at the meeting. Stockholders may not cumulate votes in the election of directors.

APPRAISAL RIGHTS

The Company’s stockholders have no appraisal rights under the General Corporation Law of the State of Delaware in connection with the election of directors.

SOLICITATION

These proxies are being solicited by the Board of Directors of the Company. Copies of solicitation material will be furnished by the Company without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. As part of the solicitation, HOMI may communicate with stockholders of HOMI by mail, courier services, Internet, advertising, telephone, facsimile or in person.

The Company will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred will be approximately $5,000.

CORPORATE GOVERNANCE

Director Independence

Our current Board members consist of Mr. Bahry, Mr. Ronnel, Mr. Almog, Mr. Faigenbaum, Mr. Polak, Mr. Schwartz, Mr. Kellner and Mr. Ronen. The Board has determined that Messrs. Polak, Faigenbaum, Schwartz, Kellner and Ronen are independent applying the definition of independence under the listing standards of the American Stock Exchange. Messrs. Bahry, Ronnel and Almog are not independent.

15

Term of Directors

Directors hold office until the next annual meeting and until their successors are elected and have qualified.

Audit Committee

Our Audit Committee consists of three directors, Mr. Polak (chairman), Mr. Ronen and Mr. Schwartz. Each such member of the committee is independent applying the definition of independence under the listing standards of the American Stock Exchange. The Audit Committee was formed on December 28, 2004. The Board has determined that Mr. Polak qualifies as an "audit committee financial expert" as defined by Item 407(d)(5)(ii) of Regulation S-B, and Mr. Polak is independent applying the definition of independence under the listing standards of the American Stock Exchange. For information on Mr. Polak's experience, please see "Nominees for Director – Jules M. Polak."

Statement of Audit Committee

The Audit Committee of the Board offers this statement regarding the Company's audited financial statements contained in its annual report on Form 10-KSB for the year ended December 31, 2007 and regarding certain matters with respect to Barzily & Co., the Company's independent auditors. This statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the Securities and Exchange Commission by the Company, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with management. We have discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and have discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission. Director Nomination Process

16

Nominating Functions Performed by Board as a Whole

The Board of Directors (the "Board") does not currently have a standing nominating committee. The functions which would be performed by a nominating committee are performed by the Board as a whole, and there is no separate nominating committee charter. Our Board consists of Mr. Bahry, Mr. Ronnel, Mr. Almog, Mr. Faigenbaum, Mr. Polak, Mr. Schwartz, Mr. Kellner and Mr. Ronen. The Board has determined that Messrs. Polak, Faigenbaum, Ronen, Schwartz and Kellner are independent applying the definition of independence under the listing standards of the American Stock Exchange. Messrs. Bahry, Ronnel and Almog are not independent. Nominees for the 2008 Annual Meeting were recommended for the Board's selection by at least a majority of our directors meeting the criteria for independence under the standards of the American Stock Exchange. The Company believes it is appropriate not to have a standing nominating committee because the size of our board makes it unnecessary to have a separately designated committee and we feel that obtaining an input from all the independent directors in connection with the nominations enhances the nomination process.

Criteria for Board Membership

The Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. In evaluating a candidate for nomination as a director of the Company, the Board will consider criteria including business and financial expertise; knowledge of our industry or other background relevant to our needs; "independence;" geography; experience as a director of a public company; and general criteria such as ethical standards, independent thought, practical wisdom, mature judgment, and willingness, ability and availability for service. Other than the foregoing general considerations, there are no stated minimum criteria for director nominees, although our Board may also consider such other factors as it may deem are in the best interests of us and our stockholders.

These general criteria are subject to modification and the Board shall be able, in the exercise of its discretion, to deviate from these general criteria from time to time, as the Board may deem appropriate or as required by applicable laws and regulations.

Stockholder Nominees

The Board will consider stockholder recommendations regarding candidates for director submitted in writing to the Board. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related annual meeting. In the case of the 2009 Annual Meeting, such recommendations must be submitted to the Company via its Corporate Secretary, on or before December 31, 2008. There will be no differences in the manner in which the Board evaluates nominees recommended by stockholders and nominees recommended by the Board or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. In connection with the 2008 Annual Meeting, the Board did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company's Common Stock for at least one year.

17

Process for Identifying and Evaluating Nominees

The Board believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, if a vacancy on the Board occurs between annual stockholder meetings or if our Board believes it is in the Company's best interests to expand its size, the Board may seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Nominees for director must be discussed by the full Board and approved for nomination by the affirmative vote of a majority of our Board, including the affirmative vote of a majority of the independent directors.

The Board will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Board will determine which nominee(s) to include in the slate of candidates that the Board recommends for election at each annual meeting of the Company's stockholders.

Board Meeting Attendance

During the year ended December 31, 2007, the Board of Directors held four meetings. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served. To date, in 2008, the Board has held two meetings.

Director Attendance at Annual Meetings

Board members are encouraged, but not required by any specific Board policy, to attend the Company's Annual Meeting. All of the then current and incumbent Board members attended the Company's 2007 Annual Meeting either in person or by telephone.

Shareholder Communications

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company's Secretary and should be sent to such individual c/o the Company. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Upon the Secretary's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

18

Principal Stockholders and Security Ownership of Management

The following table sets forth certain information known to us with respect to beneficial ownership of HOMI common stock as of March 31, 2008, the number and percentage of outstanding shares of common stock beneficially owned by each person who beneficially owns:

    More than 5% of the outstanding shares of our common stock; each of our officers and directors; and all of our officers and directors as a group; and our director nominees.

Names and Address of Beneficial Owner	Number of Shares Beneficially Owned	% Beneficially Owned (1)

Jacob Ronnel (2) 21 Hasvoraim Street Tel Aviv, Israel	2,471,142	6.01%

Ariel Almog (2) 224 Maypoint Drive, San Raphael, CA	2,249,481	5.47%

Sigal Grinboim(3) 7 Barazani Street Ramat Aviv, Israel	0	0%

Linor Labandter(4) 100 Levi Eshkol Street, Apt # 9 Tel-Aviv 69361 Israel	0	0%

Avraham Bahry (2) 1 Gan Hashikmin Street Ganei-Yehuda-Savion, Israel	3,204,339	7.79%

Jules M. Polak (2) 4 Kiriati Street Ramat Gan, Israel	0	0%

Yoav Ronen (2) 2 Mivza Horev Street Modiin, Israel	26,565	0.06%

Philippe Schwartz (2) 999 California Street San Francisco, CA 94108	0	0%

Uri Kellner (2) 6 Herzel Rosenblum Street, Apt #6210, Tel Aviv, Israel 69379	0	0%

Jacob Faigenbaum (2) Migdal Moshe Aviv 7 Jabotinsky Street, 19th Floor Ramat Gan, Israel	0	0%

All officers and directors as a group (9 people) (1)	7,951,527	19.34%

(1)	Based on a total of 41,122,078 shares outstanding as of March 31, 2008.
(2)	Director Nominee.
(3)	Ms. Grinboim served as Chief Financial Officer of HOMI until May 9, 2007.
(4)	Ms. Labandter has been Chief Financial Officer since May 9, 2007.

19

Certain Relationships and Related Transactions

Other than as disclosed below, there have been no transactions or proposed transactions which have materially affected or will materially affect us in which all director, executive officer or beneficial holder of more than 5% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

On December 28, 2007, HOMI Israel Ltd. ("HOMI Israel"), which is a wholly owned subsidiary of HOMI and which indirectly owned 60% of HOMI South Africa (Pty.) Ltd. (“HOMI SA”), entered into an agreement with Ice Maiden International Ltd. and its beneficial owners ("Ice Maiden"), which owned the remaining 40% of HOMI SA. Under the agreement, it was agreed that HOMI Israel will purchase Ice Maiden's 40% holding in HOMI SA at a purchase price of $73,000. In addition, it was agreed that the shareholder loan made by Ice Maiden to HOMI SA, the outstanding balance of which including accrued interest was $112,000 (the "Shareholder Loan"), would be repaid.

The closing of this transaction took place on March 10, 2008, at which time the Shareholder Loan was repaid in the following manner: (i) HOMI SA sold to Ice Maiden's order the minibars and related assets and equipment owned by HOMI SA which were installed at two hotels in Johannesburg, South Africa, and assigned to Ice Maiden's order the agreements it was a party to with such hotels regarding the operation of such minibars for an agreed price of $102,500 (inclusive of VAT). The total amount of the purchase price was set-off against the Shareholder Loan. (ii) arrangements were made for the repayment of the balance of the Shareholder Loan in the amount of $9,500.

As a result of the share purchase, HOMI SA became, as of March 10, 2008, an indirectly wholly (100%) owned subsidiary of the Company.

During the year ended December 31, 2007, HOMI incurred various related party expenses for the following:

Description	2007
Directors’ fees and liability insurance	66,000
Consulting & management fees	575,000
Interest Payments	18,000
Totals	$659,000

In 2007, HOMI paid the following consulting fees:

Directors' compensation

Directors are reimbursed for the expenses they actually incur in attending board meetings. In addition, Directors are paid $1,000 per directors meeting, and $500 per committee meeting.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non Qualified Deferred Compensation Earnings	All Other Compensation	Total
Avraham Bahry	$5,000					$60,000	$65,000
Jacob Ronnel*
Ariel Almog*
Jules M. Polak	$7,000						$7,000
Phillipe Schwartz	$5,500						$5,500
Jacob Faigenbaum	$4,000						$4,000
Yoav Ronen	$5,500						$5,500
Uri Kellner	$3,000						$3,000

* Compensation for services as a director is fully reflected in the Executive Officer Compensation Table.

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Executive Compensation

The following is a chart of compensation paid to all executive officers of the Company.

Name And Principal Position	Year	Annual Compensation			Long-Term Compensation		All Other Compen-sation ($)
		Salary ($)	Bonus ($)	Other	Awards
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs ($)

Jacob Ronnel(1)	2005	$107,994		$4,750 -interest			$13,491
CEO, President	2006	$96,000
	2007	$144,288	$41,690	$500

Ariel Almog(2	2005	$153,979		$6,000- interest
COO	2006	$153,979
	2007	$193,389	$30,850	$500

Sigal Grinboim(3)	2005	$48,000
CFO	2006	$48,000
	2007	$38,500	$1,024

Linor Labandter(4)	2005	N/A
	2006	N/A
	2007	$80,000	$9,816

(1) Mr. Ronnel's salary was paid by HOMI USA, Inc. (1/3) and by HOMI Inc. (2/3).

(2) Mr. Almog’s entire salary was paid by HOMI USA, Inc.

(3) Ms. Grinboim's position as Chief Financial Officer terminated on May 9, 2007.

(4) Ms. Labandter was appointed Chief Financial Officer on May 9, 2007 and is an employee of HOMI Israel Ltd. Her salary was paid by HOMI Israel Ltd.

21

Transaction Review

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the stockholders approving the transaction.

Code of Ethics

HOMI has adopted a code of ethics that applies to its principal executive officers, principal financial officer and principal accounting officer. HOMI will provide any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.

Stockholder Proposals

Any proposal intended to be presented by a stockholder at the 2009 Annual Meeting of Stockholders must be received by the Company’s Corporate Secretary, via his fax number, +972-2-9997993, or at HOMI's Israeli offices, 100 Levi Eshkol Street, Tel-Aviv 69361, no later than the close of business on November 30, 2008 to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting.

Annual Reports

The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the "2007 Annual Report") containing consolidated financial statements reflecting the financial position of the Company as of December 31, 2007 and 2006, and the results of operations and statements of cash flows for each of the two years in the period ended December 31, 2007, is attached hereto. The 2007 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Delivery Of Documents To Security Holders Sharing An Address

The Company delivers its proxy materials and annual reports to each stockholder of record. If any stockholders sharing an address wish to receive only one copy of each such document, they should send a letter with this request to the Company's principal executive offices, c/o Corporate Secretary, at 100 Levi Eshkol Street, Tel-Aviv 69361, or by fax: +972-2-9997993.

22

Additional Information

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

The Company files special, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

Other Business

The Annual Meeting of Stockholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person. Your participation in and discussion of the Company's affairs will be welcome.

By Order of the Board of Directors
/s/ Jacob Ronnel Jacob Ronnel, President

Date: May 30, 2008

23

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
PROXY

This Proxy is solicited on behalf of Hotel Outsource Management International, Inc. Board of Directors
For the Annual Meeting on July 14, 2008

The undersigned hereby appoints Jacob Ronnel, Ariel Almog, Avraham Bahry, Jules M. Polak, Jacob Faigenbaum, Philippe Schwartz, Uri Kellner and Yoav Ronen or any one of them, with the power of substitution in each, or the designated Trustee of any applicable employee benefit plan, proxies to vote all stock of the undersigned on the following proposals and, in their discretion, upon such other matters as may properly come before the Annual Meeting of the Shareholders to be held at the  David Intercontinental Hotel, 11th Floor, 12 Kaufman Street, Tel Aviv 61501, Israel on July 14, 2008, at 10:30 AM and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCK HOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED IN THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF DIRECTOR NOMINEES LISTED ON THE PROXY CARD, OR IN ACCORDANCE WITH THE PROXIES’ DISCRETION TO VOTE FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE; AND (iii) IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE RETURN THIS PROXY CARED USING THE ENCLOSED POSTAGE – PAID ENVELOPE OR SEND VIA FACSIMILE TO +972-2-999-7993

PLEASE MARK VOTE IN THE FOLLOWING MANNER

The Company recommends a vote FOR all items.  Shares will be so voted unless you otherwise indicate.

1.
The election of eight members of the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected, or until their earlier resignation or removal

Nominees: 01 – Jacob Ronnel: 02 – Ariel Almog: 03 – Avraham Bahry: 04 – Jacob Faigenbaum: 05 - Jules M. Polak: 06 – Philippe Schwartz: 07 – Uri Kellner: 08 – Yoav Ronen:

For	Abstain	For All Except
[ ]	[ ]	[ ]

To withhold authority to vote for the election of any individual, write the name(s) on the line below.

__________________________________
Nominee Exception

24

2.	Approval of the Hotel Outsource Management International, Inc. 2008 Stock Incentive Plan

For	Abstain	Against
[ ]	[ ]	[ ]

3.	The ratification of the appointment of Barzily & Co. as independent accountants for the fiscal year ending December 31, 2008:

For	Abstain	Against
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

NOTE:                 Please sign exactly as your name appears on this Card or on the envelope in which you received this Proxy.  Joint owners should each sign personally.  Corporation proxies should be signed by an authorized officer.  Executors, administrators, trustees, etc., should so indicate.

Date:  ____________________________________

Please Sign: _______________________________

Please Sign: _______________________________

To vote using this proxy form:

	Complete and sign the proxy printed above.

Tear at the perforation, and mail the proxy form in the enclosed, postage paid envelope addressed to Atlas Stock Transfer, 5899 South State Street, Suite 24, Salt Lake City, Utah 84107 or fax to Aryeh Reif, Adv., Corporate Secretary, at +972-2-999-7993.

25

EXHIBIT A

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.

_________________________________________________

2008 STOCK INCENTIVE PLAN
_________________________________________________

__________________________________

Adopted: ________, 2008
__________________________________

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
2008 STOCK INCENTIVE PLAN

Unless otherwise defined, terms used herein shall have the meaning ascribed to them in Section 2 hereof.

1.	PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

1.1.
Purpose.  The purpose of this 2008 Stock Incentive Plan (as amended, the “Plan”) is to afford an incentive to employees, directors, officers, consultants, advisors and any other person or entity whose services are considered valuable (collectively, the “Service Providers”) to Hotel Outsource Management International, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”), or any Affiliate of the Company, which now exists or hereafter is organized or acquired by the Company, to continue as Service Providers, to increase their efforts on behalf of the Company or Affiliate and to promote the success of the Company's business, by providing such Service Providers with opportunities to acquire a proprietary interest in the Company by the issuance of shares of Common Stock of the Company, and the grant of options to purchase Shares, restricted Shares awards (“Restricted Shares”) and other Share-based Awards pursuant to the Plan.

1.2.	Types of Awards. The Plan is intended to enable the Company to issue Awards under varying tax regimes, including, without limitation:

(i)
Incentive Stock Options within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted United States federal tax statute, as amended from time to time, to be granted to Service Providers who are deemed to be residents of the U.S. for purposes of taxation;

(ii)	Nonqualified Stock Options to be granted to Service Providers who are deemed to be residents of the U.S. for purposes of taxation;

(iii)
pursuant and subject to the provisions of Section 102 of the Ordinance, including without limitation the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003 (the “Rules”) or such other rules published by the Israeli Income Tax Authorities (the “ITA”) (such Awards, “102 Awards”). 102 Awards may either be granted to a Trustee or without a trustee;

(iv)	pursuant to Section 3(9) of the Ordinance (such Awards, “3(9) Awards”); and

(v)	other stock-based Awards pursuant to Section 12 hereof.

In addition to the issuance of Awards under the relevant tax regimes in the United States of America and the State of Israel, the Plan contemplates issuances to Grantees in other jurisdictions with respect to which the Board or the Committee (as defined below) is empowered to make the requisite adjustments in the Plan and set forth the relevant conditions in the Company’s agreement with the Grantee (as defined below) in order to comply with the requirements of the tax regimes in any such jurisdictions.

1.3.
Construction. To the extent any provision herein conflicts with the conditions of any relevant tax law or regulation which are relied upon for tax relief in respect of a particular Award to a Grantee, the provisions of such law or regulation shall prevail over those of the Plan and the Board is empowered hereunder to interpret and enforce the said prevailing provisions.

2.	DEFINITIONS.

2.1.
Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth therein or herein), (ii) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof shall refer to that it as amended from time to time and shall include any successor law, (iii) reference to a person shall means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Plan in its entirety and not to any particular provision hereof and (v) all references herein to Sections shall be construed to refer to Sections to this Plan.

2.2.	Defined Terms. The following terms shall have the meanings ascribed to them in this Section 2:

2.2.1.
“Affiliate” shall mean an affiliate of, or person affiliated with, a specified person or company or other trade or business that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For the purpose of Options granted pursuant to Section 102 shall mean also an “employing company” within the meaning of Section 102(a) of the Ordinance.

2.2.2.
“Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange or trading system on which the Shares are then traded or listed.

2.2.3.	“Award” shall mean any Restricted Share, Option or any other Share-based award, granted to a Grantee under the Plan and any share issued pursuant to the exercise thereof.

2.2.4.	“Board” shall mean the Board of Directors of the Company.

2.2.5.	“Code” shall mean the United States Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

2.2.6.	“Committee” shall mean a committee that may be established by the Board to administer the Plan, subject to Section 3.1.

2.2.7.	“Companies Law” shall mean the Israel Companies Law-1999 and the regulations promulgated thereunder, all as amended from time to time.

2.2.8.	“Controlling Stockholder” shall have the meaning set forth in Section 32(9) of the Ordinance.

2.2.9.
“Disability” shall mean (i) the inability of a Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by a medical doctor satisfactory to the Board or, if applicable, (ii) as “permanent and total disability” as defined in Section 22(e)(3) of the Code, as amended from time to time.

2.2.10.
“Employee” shall mean a person who is employed by the Company or any of its Affiliates, including, for the purpose of Section 102, an individual who is serving as an “office holder” as defined under the Companies Law, but excluding any Controlling Stockholder.

2.2.11.
“Exercise Period” shall mean the period, commencing on the date of grant of an Option, during which an Option shall be exercisable, subject to any vesting provisions thereof and the termination provisions hereof.

2.2.12.	“Exercise Price” shall mean the exercise price for each Share covered by an Option.

2.2.13.
“Fair Market Value” per share as of a particular date shall mean (i) the closing sales price per Share on the securities exchange on which the Shares are principally traded for the last preceding date on which there was a sale of such Shares on such exchange; or (ii) if the Shares are listed on Nasdaq, the last reported price per Share on Nasdaq on the last preceding date on which there was a sale of such Share on Nasdaq; or (iii) if the Shares are then traded in an over-the-counter market, the last reported price per Share on such market on the last preceding date on which there was a sale of such Share, or if such price is not available, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market; (iv) if the Shares are not then listed on a securities exchange or market or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine which determination shall be conclusive and binding on all parties, and shall be made after such consultations with outside legal, accounting and other experts as the Board may deem advisable. The Board may maintain a written record of its method of determining such value. If the Shares are listed or quoted on more than one established stock exchange or national market system, the Board shall determine the appropriate exchange or system for the purpose of determination of Fair Market Value.

2.2.14.	“Grantee” shall mean a person who receives a grant of Award under the Plan, and who at the time of grant is a Service Provider of the Company or any Affiliate thereof.

2.2.15.	“Non-Employee” shall mean a consultant, adviser, service provider, Controlling Stockholder or any other person who is not an Employee.

2.2.16.
“Nonqualified Stock Option” shall mean any Option granted to Service Provider who is deemed to be residents of the U.S. for purposes of taxation, which Option is not designated as, or does not meet the conditions for, an Incentive Stock Option.

2.2.17.
“Options” shall mean all options to purchase Shares granted as Incentive Stock Options, Non-Qualified Stock Options, 102 Awards, 3(9) Awards, as well as options to purchase Shares issued under other tax regimes.

2.2.18.	“Ordinance” shall mean the Israeli Income Tax Ordinance (New Version) 1961, and the regulations, rules, orders or procedures promulgated thereunder, all as amended from time to time.

2.2.19.
“Parent” shall mean any company (other than the Company), which now exists or is hereafter organized, (i) in an unbroken chain of companies ending with the Company if, at the time of granting an Award, each of the companies (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or, if applicable, (ii) as defined in Section 424(e) of the Code.

2.2.20.
“Retirement” shall mean a Grantee's retirement pursuant to applicable law or in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

2.2.21.	“Securities Act” shall mean Securities Act of 1933, as amended.

2.2.22.
“Shares” shall mean shares of Common Stock, par value US$ 0.001 of the Company, or shares of such other class of stock of the Company as shall be designated by the Board in respect of the relevant Award.

2.2.23.
“Subsidiary” shall mean any company (other than the Company), which now exists or is hereafter organized or acquired by the Company, (i) in an unbroken chain of companies beginning with the Company if, at the time of granting an Award, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or, if applicable, (ii) as defined in Section 424(f) of the Code.

2.2.24.
“Ten Percent Stockholder” shall mean a Grantee who, at the time an Incentive Stock Option is granted, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any Parent or Subsidiary.

2.2.25.
“Trustee” shall mean the trustee appointed by the Board or the Board, as the case may be, to hold the respective Options and/or Shares (and, in relation with 102 Awards, approved by the Israeli tax authorities), if so appointed.

2.3.	Other Defined Terms. The following terms shall have the meanings ascribed to them in the Sections set forth below:

Term	Section
102 Awards	1.2
102 Capital Gains Track Options	9.2
102 Non-Trustee Options	9.3
102 Ordinary Income Track Options	9.2
102 Trustee Options	9.1
3(9) Awards	1.2
Cause	6.6.3
Company	1.1
Effective Date	24.1
Election	9.3
Eligible 102 Grantees	9.1
ISO Shares	8.3
ITA	1.2
Merger/Sale	14.2
Option Agreement	6
Plan	1.1
Required Holding Period	9.5
Restricted Period	11.4
Restricted Share Agreement	11
Restricted Share Unit Agreement	12.1
Restricted Shares	1.1
RSU	12.1
Rules	1.2
Service Provider(s)	1.1
Successor Corporation	14.2.1
Withholding Obligations	17.3

3.	ADMINISTRATION.

3.1.
The Plan shall be administered by Board, expect that to the extent permitted under Applicable Law, the Company’s Certificate of Incorporation, By-Laws and any other governing document of the Company, the Board may elect that the Plan be administered by the Committee. In any such event, all references herein to the Board shall be construed as references to the Committee, unless the context requires otherwise. In the event that the Board does not create a committee to administer the Plan, the Plan shall be administered by the Board in its entirety. In the event that an action necessary for the administration of the Plan is required under law to be taken by the Board, then such action shall be so taken by the Board. In any such event, all references herein to the Committee shall be construed as references to the Board.

3.2.
The Committee, if so appointed by the Board, shall consist of two or more directors of the Company, as determined by the Board, provided however, that the directors chosen by the Board shall be “outside directors” (as that term is defined by the Code) to the extent that there are at least two such outside directors serving on the Board. The Board shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused, provided that the composition of the Committee shall at all times be in compliance with any mandatory requirements of Applicable Law. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine.  The Committee may appoint a Secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business, as it shall deem advisable and subject to requirements of Applicable Law.

3.3.
Subject to the terms and conditions of this Plan and any mandatory provisions of Applicable Law, and in addition to the Board's powers contained elsewhere in this Plan, the Board shall have full authority in its discretion, from time to time and at any time, to determine any of the following, or, in the event the Plan is administered by the Committee, to recommend to the Board any of the following if it is not authorized to take such action according to Applicable Law:

(i)	eligible Grantees,

(ii)
grants of Awards and setting the terms and provisions of option agreements (which need not be identical) and any other agreements or instruments under which Awards are made, including, but not limited to, the number of Shares underlying each Award,

(iii)	the time or times at which Awards shall be granted,

(iv)	the schedule and conditions on which Awards may be exercised,

(v)	the Exercise Price,

(vi)	to interpret the Plan,

(vii)	prescribe, amend and rescind rules and regulations relating to and for carrying out the Plan, as it may deem appropriate,

(viii)	the Fair Market Value of the Shares,

(ix)	the tax track (capital gains, ordinary income track or any other track available under the Section 102 of the Ordinance) for the purpose of 102 Awards, and

(x)	any other matter which is necessary or desirable for, or incidental to, the administration of the Plan and any Award thereunder.

3.4.
Grants of Awards shall be made pursuant to written notice to Grantees setting forth the terms of the Award. Such notice shall designate the type of Award as one of the following: (i) Incentive Stock Option, (ii) Nonqualified Stock Option, (iii) a 102 Award granted to a Trustee (either as a 102 Award (capital gain track) with Trustee or a 102 Award (ordinary income track) with Trustee), (iv) a 102 Award without a 102 Trustee, (v) a 3(9) Award, or (vi) any other type of Award.

3.5.
Subject to the mandatory provisions of Applicable Law, the grant of any Award, whether by the Committee or the Board, shall be deemed to include an authorization of the issuance of Shares upon the due exercise thereof.

3.6.
The authority granted hereunder includes the authority to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed in various jurisdictions to recognize differences in local law, tax policy or custom, in order to effectuate the purposes of the Plan but without amending the Plan.  The Board shall have the authority to grant, in its discretion, to the holder of an outstanding Award, in exchange for the surrender and cancellation of such Award, a new Award having an exercise price lower than provided in the Award so surrendered and canceled and containing such other terms and conditions as the Board may prescribe in accordance with the provisions of the Plan or to set a new exercise price for the same Award lower than that previously provided in the Award.

3.7.
The Board may adjust performance goals of Awards granted hereunder to take into account changes in law and accounting and tax rules and to make such adjustments as the Board deems necessary or appropriate to reflect the inclusion or the exclusion of the impact of extraordinary or unusual items, events or circumstances. The Board also may adjust the performance goals by reducing the amount to be received by any Grantee pursuant to an Award if and to the extent that the Board deems it appropriate.

3.8.
All decisions, determination and interpretations of the Board shall be final and binding on all Grantees of any Awards under this Plan, unless otherwise determined by the Board. No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder. In addition to such other rights of indemnification as they may have, the members of the Board or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted hereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

4.	ELIGIBILITY.

Awards may be granted to Service Providers of the Company and any Affiliate thereof, taking into account the qualification under each tax regime pursuant to which such Awards are granted. Notwithstanding the above, neither Nonqualified Stock Options nor Restricted Stock shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), (ii) bona fide services have been or are to be rendered by such consultant or advisor, and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. A person who has been granted an Award hereunder may be granted additional Awards, if the Board shall so determine, subject to the limitations herein. In determining the persons to whom Awards shall be granted and the number of Shares to be covered by each Award, the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board shall deem relevant in connection with accomplishing the purpose of the Plan.

5.	SHARES.

The initial number of Shares reserved for the grant of Awards under the Plan shall be 2,000,000 (two million) Shares. The class of said Shares shall be designated by the Board with respect to each Award and the notice of grant shall reflect such designation.  Any Share underlying an Award granted hereunder which has expired, or was cancelled or terminated or forfeited for any reason without having been exercised, shall be automatically, and without any further action on the part of the Company or any Grantee, returned to the “pool” of reserved Shares hereunder and shall again be available for grant for the purposes of this Plan (unless this Plan shall have been terminated) or unless the Board determines otherwise. The Board may, subject to any other approvals required under any Applicable Law, increase or decrease the number of Shares to be reserved under the Plan. Such Shares may, in whole or in part, be authorized but unissued Shares, or Shares that shall have been or may be reacquired by the Company (to the extent permitted pursuant to Applicable Law) or by a trustee appointed by the Board under the relevant provisions of the Ordinance or any other Applicable law. Any Shares which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee or a written notice delivered by the Company and accepted by the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Board shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement or the terms referred to in Sections 9 and 10 below. For purposes of interpreting this Section 6, a director's service as a member of the Board or the services of an officer, as the case may be, shall be deemed to be employment with the Company or its Subsidiary or Affiliate.

6.1.	Number of Shares. Each Option Agreement shall state the number of Shares covered by the Option.

6.2.
Type of Option. Each Option Agreement shall specifically state the type of Option granted thereunder and whether it constitutes an Incentive Stock Option, Nonqualified Stock Option, 102 Option Award and the relevant track, 3(9) Option Award, or otherwise.

6.3.
Exercise Price. Each Option Agreement shall state the Exercise Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares covered by the Option on the date of grant or such other amount as may be required pursuant to the Code. In the case of any other Option, the per share Exercise Price shall be equal to the amount determined by the Board. In the case of an Incentive Stock Option granted to any Ten-Percent Stockholder, the Exercise Price shall be no less than 110% of the Fair Market Value of the Shares covered by the Option on the date of grant. In no event shall the Exercise Price of an Option be less than the par value of the shares for which such Option is exercisable. Subject to Section 3 and to the foregoing, the Board may reduce the Exercise Price of any outstanding Option. The Exercise Price shall also be subject to adjustment as provided in Section 14 hereof.

6.4.
Manner of Exercise. An Option may be exercised, as to any or all Shares as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company or to such other person as determined by the Board, specifying the number of Shares with respect to which the Option is being exercised, accompanied by payment of the Exercise Price for such Shares in the manner specified in the following sentence. The Exercise Price shall be paid in full with respect to each Share, at the time of exercise, either in (i) cash, (ii) if the Company’s shares are publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company or the Trustee, (iii) if the Company’s shares are publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company or the Trustee, (iv) a reduction in the amount of any Company liability to the Grantee, including any liability attributable to participation in any Company-sponsored deferred compensation program or arrangement or (v) in such other manner as the Board shall determine, which may include procedures for cashless exercise.

6.5.
Term and Vesting of Options. Each Option Agreement shall provide the vesting schedule for the Option as determined by the Board. To the extent permitted under Applicable Law, the Board shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Unless otherwise resolved by the Board and stated in the Option Agreement, and subject to Sections 6.6 and 6.7 hereof, Options shall vest and become exercisable under the following schedule: twenty-five percent (25%) of the Shares covered by the Option, on the first anniversary of the date on which such Option is granted, provided that the Grantee remains continuously employed by or in the service of the Company or its Subsidiary or Affiliate for that one year, and six and one-quarter percent (6.25%) of the Shares covered by the Option at the end of each subsequent quarter, provided that the Grantee remains continuously employed by or in the service of the Company or its Subsidiary or Affiliate for that quarter, over the course of the following three (3) years of continued employment by or service for the Company or its Subsidiary or Affiliate. The Option Agreement may contain performance goals and measurements, and the provisions with respect to any Option need not be the same as the provisions with respect to any other Option.  The Exercise Period of an Option will be seven (7) years from the date of grant of the Option unless otherwise determined by the Board, but subject to the vesting provisions described above and the early termination provisions set forth in Sections 6.6 and 6.7 hereof; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such Exercise Period shall not exceed five (5) years from the date of grant of such Option. At the expiration of the Exercise Period, all unexercised Options shall become null and void.

6.6.	Termination.

6.6.1.
Except as provided in this Section 6.6 and in Section 6.7 hereof, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director, officer, consultant, advisor or supplier relationship with the Company or a Subsidiary or Affiliate thereof or, in the case of an Incentive Stock Option, a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies, and unless the Grantee has remained continuously so employed or in the director, officer, supplier, consultant, or advisor relationship since the date of grant of the Option. In the event that the employment or director, officer or consultant, advisor or supplier relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are vested and exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within up to three (3) months after the date of such termination (or such different period as the Board shall prescribe); provided, however, that if the Company (or the Subsidiary or Affiliate, when applicable) shall terminate the Grantee’s employment or service for Cause (as defined below) or if following the Grantee’s termination of employment, circumstances arise or are discovered with respect to the Grantee that would have constituted Cause for termination of his or her employment or service, all Options theretofore granted to such Grantee (whether vested or not) shall, to the extent not theretofore exercised, terminate on the date of such termination (or on which such circumstance arise or are discovered, as the case may be) unless otherwise determined by the Board.

6.6.2.
In the case of a Grantee whose principal employer is a Subsidiary or Affiliate, the Grantee’s employment shall also be deemed terminated for purposes of this Section 6.6 as of the date on which such principal employer ceases to be a Subsidiary or Affiliate. Notwithstanding anything to the contrary, the Board, in its absolute discretion may, on such terms and conditions as it may determine appropriate, extend the periods for which the Options held by any individual may continue to vest and be exercisable; provided, that such Options may lose their status as Incentive Stock Options under applicable law and be deemed Nonqualified Stock Options in the event that the period of vesting and/or exercisability of any option is extended beyond the later of: (i) one hundred and eighty (180) days after the date of cessation of employment or performance of services; or (ii) the applicable period under Section 6.7 below.

6.6.3.
For purposes of this Plan, the term “Cause” shall mean any of the following: (a) fraud, embezzlement or felony or similar act by the Grantee; (b) an act of moral turpitude by the Grantee, or any similar act, to the extent that such act causes significant injury to the reputation, business or business relationship of the Company (or a Subsidiary or Affiliate, when applicable); (c) any material breach by the Grantee of an agreement between the Company or any Subsidiary or Affiliate and the Grantee (including material breach of confidentiality, non-competition or non-solicitation covenants); or (d) any circumstances that constitute grounds for termination for cause under the Grantee’s employment, consulting or service agreement with the Company or Subsidiary or Affiliate, to the extent applicable.

6.7.
Death, Disability or Retirement of Grantee. If a Grantee shall die while employed by, or performing service for, the Company or a Subsidiary, or within the three (3) month period after the date of termination of such Grantee's employment or service (or within such different period as the Board may have provided pursuant to Section 6.6 hereof), or if the Grantee's employment or service shall terminate by reason of Disability, all Options theretofore granted to such Grantee may (to the extent otherwise vested and exercisable and unless earlier terminated in accordance with their terms), be exercised by the Grantee or by the Grantee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within one (1) year after the death or Disability of the Grantee (or such different period as the Board shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or service of a Grantee shall terminate on account of such Grantee's Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within the three (3) month period after the date of such Retirement (or such different period as the Board shall prescribe).

6.8.
Suspension of Vesting. Unless the Board or the Committee provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence, other than in the case of any (a) leave of absence which was pre-approved by the Company, or (b) transfers between locations of the Company or between the Company, any Affiliate, or any respective successor thereof, or (c) military or sick leave or other bona fide leave of absence  so long as his right to reemployment is guaranteed either by statute or by contract.

6.9.
Other Provisions. The Option Agreement evidencing Awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Board may determine, at or after the date of grant, including without limitation, provisions in connection with the restrictions on transferring the Awards, which shall be binding upon the Grantees and other terms and conditions as the Board shall deem appropriate.

7.	NONQUALIFIED STOCK OPTIONS.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject to the general terms and conditions specified in Section 6 hereof and other provisions of the Plan, except for any provisions of the Plan applying to Options under different tax laws or regulations.

8.	INCENTIVE STOCK OPTIONS.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be granted subject to the following special terms and conditions, the general terms and conditions specified in Section 6 hereof and other provisions of the Plan, except for any provisions of the Plan applying to Options under different tax laws or regulations:

8.1.
Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options granted under this Plan and all other option plans of any Subsidiary or Affiliate become exercisable for the first time by each Grantee during any calendar year shall not exceed one hundred thousand United States dollars ($100,000) with respect to such Grantee.  To the extent that the aggregate Fair Market Value of Shares with respect to which the Incentive Stock Options are exercisable for the first time by any Grantee during any calendar years exceeds one hundred thousand United States dollars ($100,000), such Options shall be treated as Nonqualified Stock Options.  The foregoing shall be applied by taking options into account in the order in which they were granted, with the Fair Market Value of any Share to be determined at the time of the grant of the Option.  In the event the foregoing results in the portion of an Incentive Stock Option exceeding the one hundred thousand United States dollars ($100,000) limitation, only such excess shall be treated as a Nonqualified Stock Option.

8.2.
Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Stock on the date of grant of such Incentive Stock Option, and (ii) the Exercise Period shall not exceed five (5) years from the date of grant of such Incentive Stock Option. For purposes of determining stock ownership under this Section 8, the attribution rules of Section 424(d) of the Code shall apply.

8.3.
Incentive Stock Option Lock-Up Period. No disposition of Shares received pursuant to the exercise of Incentive Stock Options (“ISO Shares”), shall be made by the Grantee within 2 years from the date of grant, nor within 1 year after the transfer of such ISO Shares to him. To the extent that the Grantee violates the aforementioned limitations, the Incentive Stock Options shall be deemed to be Nonqualified Stock Options.

8.4.
Approval. The status of any ISO Shares shall be subject to approval of the Plan by the Company’s stockholders, such approval to be provided 12 months before or after the date of adoption of the Plan by the Board of Directors.

8.5.
Exercise Following Termination. Notwithstanding anything else in this Plan to the contrary, Incentive Stock Options that are not exercised within three (3) months following termination of Grantee’s employment in the Company or its Affiliates and Subsidiaries, or within one year in case of termination of Grantee’s employment in the Company or its Affiliates and Subsidiaries due to a disability (within the meaning of section 22(e)(3) of the Code), shall be deemed to be Nonqualified Stock Options.

8.6.
Adjustments to Incentive Stock Options. Any Option Agreement providing for the grant of Incentive Stock Options shall indicate that adjustments made pursuant to the Plan with respect to Incentive Stock Options could constitute a “modification” of such Incentive Stock Options (as that term is defined in Section 424(h) of the Code) or could cause adverse tax consequences for the holder of such Incentive Stock Options and that the holder should consult with his or her tax advisor regarding the consequences of such “modification” on his or her income tax treatment with respect to the Incentive Stock Option.

8.7.
Notice to Company of Disqualifying Disposition. Each Grantee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Grantee makes a Disqualifying Disposition of any ISO Shares. A “Disqualifying Disposition” is any disposition (including any sale) of such ISO Shares before the later of (i) two years after the date the Grantee was granted the Incentive Stock Option, or (ii) one year after the date the Grantee acquired Shares by exercising the Incentive Stock Option, or (iii) any other disposition of such Shares in a manner that results in the Grantee being required to recognize ordinary income, rather than capital gain, from the disposition. If the Grantee dies before such ISO Shares are sold, these holding period requirements do not apply and no disposition of the ISO Shares will be deemed a Disqualifying Disposition.

9.	102 OPTION AWARDS.

9.1.
Subject to Applicable Law, 102 Awards may not be granted to Controlling Stockholders and may only be granted to Employees, including officers and directors, of the Company or any Affiliate thereof, who are Israeli residents (“Eligible 102 Grantees”). Awards to Eligible 102 Grantees in Israel shall be 102 Awards.  Eligible 102 Grantees may receive only 102 Awards, which may either be grants to a Trustee or grants under Section 102 without a Trustee. Unless otherwise permitted by the Ordinance and the Rules, no 102 Awards to a Trustee may be granted until the expiration of thirty (30) days after the requisite filings under the Ordinance and the Rules have been appropriately made with the ITA.

9.2.
Options granted pursuant to this Section 9 are intended to be granted pursuant to Section 102 of the Ordinance pursuant to either (a) Section 102(b)(2) thereof as capital gains track options (“102 Capital Gains Track Options”), or (b) Section 102(b)(1) thereof as ordinary income track options (“102 Ordinary Income Track Options”; together with 102 Capital Gains Track Options, “102 Trustee Options”).  102 Trustee Options shall be granted subject to the following special terms and conditions contained in this Section 9, the general terms and conditions specified in Section 6 hereof and other provisions of the Plan, except for any provisions of the Plan applying to Options under different tax laws or regulations.

9.3.
The Company may grant only one type of 102 Trustee Option at any given time to all Grantees who are to be granted 102 Trustee Options pursuant to this Plan, and shall file an election with the ITA regarding the type of 102 Trustee Option it elects to grant before the date of grant of any 102 Trustee Options (the “Election”). Such Election shall also apply to any bonus shares received by any Grantee as a result of holding the 102 Trustee Options. The Company may change the type of 102 Trustee Option that it elects to grant only after the passage of at least 12 months from the end of the year in which the first grant was made in accordance with the previous Election, or as otherwise provided by Applicable Law. Any Election shall not prevent the Company from granting Options, pursuant to Section 102(c) of the Ordinance without a Trustee (“102 Non-Trustee Options”).

9.4.
Each 102 Trustee Option will be deemed granted on the date stated in a written notice to be provided by the Company, provided that on or before such date (i) the Company has provided such notice to the Trustee and (ii) the Grantee has signed all documents required pursuant to Applicable Law and under the Plan.

9.5.
Each 102 Trustee Option, each Share issued pursuant to the exercise of any 102 Trustee Option, and any rights granted thereunder, including, without limitation, bonus shares, shall be allotted and issued to and registered in the name of the Trustee and shall be held in trust for the benefit of the Grantee for a period of not less than the requisite period prescribed by the Ordinance and the Rules or such longer period as set by the Board (the “Required Holding Period”). In the event that the requirements under Section 102 to qualify an Option as a 102 Trustee Option are not met, then the Option may be treated as a 102 Non-Trustee Option, all in accordance with the provisions of Section 102 and the Rules.  After termination of the Required Holding Period, the Trustee may release such 102 Trustee Option and any such Shares, provided that (i) the Trustee has received an acknowledgment from the ITA that the Grantee has paid any applicable taxes due pursuant to the Ordinance or (ii) the Trustee and/or the Company and/or its Affiliate withholds any applicable taxes due pursuant to the Ordinance arising from the 102 Trustee Options and/or any Shares allotted or issued upon exercise of such 102 Trustee Options. The Trustee shall not release any 102 Trustee Options or Shares issued upon exercise thereof prior to the payment in full of the Grantee’s tax liabilities arising from such 102 Trustee Options and/or Shares or the withholding referred to in (ii) above.

9.6.
Each 102 Trustee Option shall be subject to the relevant terms of the Ordinance and the Rules, which shall be deemed an integral part of the 102 Trustee Option and shall prevail over any term contained in the Plan or Option Agreement which is not consistent therewith. Any provision of the Ordinance, the Rules and any approvals by the Income Tax Commissioner not expressly specified in this Plan or Option Agreement which, as determined by the Board, are necessary to receive or maintain any tax benefit pursuant to Section 102 shall be binding on the Grantee. The Grantee granted a 102 Trustee Option shall comply with the Ordinance and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. The Grantee agrees to execute any and all documents, which the Company and/or its Affiliates and/or the Trustee may reasonably determine to be necessary in order to comply with the Ordinance and the Rules.

9.7.
During the Required Holding Period, the Grantee shall not release from trust or sell, assign, transfer or give as collateral, the Shares issuable upon the exercise of a 102 Trustee Option and/or any securities issued or distributed with respect thereto, until the expiration of the Required Holding Period. Notwithstanding the above, if any such sale or release occurs during the Required Holding Period it will result in adverse tax consequences to the Grantee under Section 102 of the Ordinance and the Rules, which shall apply to and shall be borne solely by such Grantee. Subject to the foregoing, the Trustee may, pursuant to a written request from the Grantee, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes required to be paid upon the release and transfer of the Shares, and confirmation of such payment has been received by the Trustee and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, the Option Agreement and any Applicable Law.

9.8.
If a 102 Trustee Option is exercised during the Required Holding Period, the Shares issued upon such exercise shall be issued in the name of the Trustee for the benefit of the Grantee. If such 102 Trustee Option is exercised after the expiration of the Required Holding Period, the Shares issued upon such exercise shall, at the election of the Grantee, either (i) be issued in the name of the Trustee, or (ii) be issued to the Grantee, provided that the Grantee first complies with all applicable provisions of the Plan and all taxes with respect thereto shall have been fully paid to the ITA.

9.9.
The foregoing provisions of this Section 9 relating to 102 Trustee Options shall not apply with respect to 102 Non-Trustee Options, which shall, however, be subject to the relevant provisions of Section 102 and the Rules.

9.10.
Upon receipt of a 102 Trustee Option, the Grantee will sign an undertaking to release the Trustee from any liability with respect to any action or decision duly taken and executed in good faith by the Trustee in relation to the Plan, or any 102 Trustee Option or Share granted to such Grantee thereunder.

10.	3(9) OPTION AWARD.

10.1.	Subject to Applicable Law, Non-Employees who are Israeli residents and are not Eligible 102 Grantees may only be granted 3(9) Awards under this Plan.

10.2.
Options granted pursuant to this Section 10 are intended to constitute a 3(9) Option Award and shall be granted subject to the general terms and conditions specified in Section 6 hereof and other provisions of the Plan, except for any provisions of the Plan applying to Options under different tax laws or regulations.

10.3.
To the extent required by the Ordinance or the ITA or otherwise deemed by the Board prudent or advisable, the 3(9) Option Awards granted pursuant to the Plan shall be issued to a Trustee nominated by the Board in accordance with the provisions of the Ordinance.  In such event, the Trustee shall hold such Options in trust, until exercised by the Grantee, pursuant to the Company's instructions from time to time as set forth in a trust agreement, which will be entered into between the Company and the Trustee.  If determined by the Board or the Committee, and subject to such trust agreement the Trustee shall be responsible for withholding any taxes to which a Grantee may become liable upon the exercise of Options.

11.	RESTRICTED SHARES.

The Board may award Restricted Shares to any eligible Grantee, including under Section 102 of the Ordinance. Each Award of Restricted Shares under the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Restricted Share Agreement”), in such form as the Board shall from time to time approve. The Restricted Share Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

11.1.	Number of Shares. Each Restricted Share Agreement shall state the number of Shares covered by an Award.

11.2.
Purchase Price. Each Restricted Share Agreement may state an amount of purchase price to be paid by the Grantee in consideration for the issuance of the Restricted Shares and the terms of payment thereof, which may include, payment by issuance of promissory notes or other evidence of indebtedness on such terms and conditions as determined by the Board.

11.3.
Vesting. Each Restricted Share Agreement shall provide the vesting schedule for the Restricted Shares as determined by the Board, provided that (to the extent permitted under Applicable Law) the Board shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Restricted Share at such time and under such circumstances as it, in its sole discretion, deems appropriate. Unless otherwise resolved by the Board and stated in the Restricted Share Agreement, Restricted Shares shall vest in the same vesting schedule as set forth in Section 6.5 hereof.

11.4.
Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board shall determine from the date on which the Award is granted (the “Restricted Period”).  The Board may also impose such additional or alternative restrictions and conditions on the Restricted Shares, as it deems appropriate, including the satisfaction of performance criteria. Such performance criteria may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Board. Certificates for shares issued pursuant to Restricted Share Awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Board or the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares. In determining the Restricted Period of an Award the Board may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded Restricted Shares on successive anniversaries of the date of such Award. To the extent required by the Ordinance or the ITA, the Restricted Shares issued pursuant to Section 102 of the Ordinance shall be issued to the Trustee in accordance with the provisions of the Ordinance and the Restricted Shares shall be held for the benefit of the Grantee for such period as may be required by the Ordinance.

11.5.
Forfeiture. Subject to such exceptions as may be determined by the Board, if the Grantee's continuous employment with the Company or any Subsidiary or Affiliate shall terminate for any reason prior to the expiration of the vesting date or Restricted Period of an Award or prior to the payment in full of the purchase price of any Restricted Shares with respect to which the vesting date or the Restricted Period has expired, any shares remaining subject to vesting or restrictions or with respect to which the purchase price has not been paid in full, shall thereupon be forfeited and shall be deemed transferred to, and reacquired by, or cancelled by, as the case may be, the Company or a Subsidiary at no cost to the Company or Subsidiary, subject to all Applicable Laws. Upon forfeiture of Restricted Shares, the Grantee shall have no further rights with respect to such Restricted Shares.

11.6.
Ownership. During the Restricted Period the Grantee shall possess all incidents of ownership of such Restricted Shares, subject to Section 11.4, including the right to receive dividends with respect to such shares.  All distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

11.7.	Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

12.	RESTRICTED SHARE UNITS.

12.1.
A Restricted Share Unit (an “RSU”) is an Award covering a number of Shares that is settled by issuance of those Shares. An RSU may be awarded to any eligible Grantee, including under Section 102 of the Ordinance.  Each grant of RSUs under the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Restricted Share Unit Agreement”), in such form as the Board shall from time to time approve. Such RSUs shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Unit Agreements entered into under the Plan need not be identical.

12.2.
Other than the par value of the Shares, no payment of cash shall be required as consideration for RSUs. RSUs may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Unit Agreement.

12.3.
No voting or dividend rights as a shareholder shall exist prior to the actual issuance of Shares in the name of the Grantee.  Notwithstanding anything else in this Plan (as may be amended from time to time) to the contrary, unless otherwise specified by the Board, each RSU shall be for a term of seven (7) years. Each Restricted Share Unit Agreement shall specify its term and any conditions on the time or times for settlement, and provide for expiration prior to the end of its term in the event of termination of employment or service providing to the Company, and may provide for earlier settlement in the event of the Grantee’s death, Disability or other events.

12.4.
Settlement of vested RSUs shall be made in the form of Shares. Distribution to a Grantee of an amount (or amounts) from settlement of vested RSUs can be deferred to a date after settlement as determined by the Board. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until the grant of RSUs is settled, the number of such RSUs shall be subject to adjustment pursuant hereto.

13.	OTHER SHARE OR SHARE-BASED AWARDS.

The Board may grant other Awards under the Plan pursuant to which Shares (which may, but need not, be Restricted Shares pursuant to Section 11 hereof), cash or a combination thereof, are or may in the future be acquired or received, or Awards denominated in stock units, including units valued on the basis of measures other than market value. The Board may also grant stock appreciation rights without the grant of an accompanying option, which rights shall permit the Grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of all Shares in respect to which the right was granted exceeds the exercise price thereof. The Board may, and it is hereby deemed to be an Award under the terms of the Plan, grant to Grantees (including employees) the opportunity to purchase Shares of the Company in connection with any public offerings of the Company’s securities. Such other Share based Awards may be granted alone, in addition to, or in tandem with any Award of any type granted under the plan and must be consistent with the purposes of the Plan.

14.	EFFECT OF CERTAIN CHANGES.

14.1.
General. In the event of a subdivision of the outstanding share capital of the Company, any payment of a stock dividend (distribution of bonus shares), a recapitalization, a reorganization (which may include a combination or exchange of shares), a consolidation, a stock split, a reverse stock split, a spin-off or other corporate divestiture or division, a reclassification or other similar occurrence, the Board shall make such adjustments as determined by the Board to be appropriate in order to adjust (i) the number of Shares available for grants of Awards, (ii) the number of Shares covered by outstanding Awards, and (iii) the exercise price per share covered by any Award; provided, however, that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share and that the Company shall have no obligation to make any cash or other payment with respect to such fractional shares.

14.2.
Merger and Sale of Company.  In the event of (i) a sale of all or substantially all of the assets of the Company; or (ii) a sale (including an exchange) of all or substantially all of the shares of the Company; (iii) a merger, consolidation, amalgamation or like transaction of the Company with or into another corporation; (iv) a scheme of arrangement for the purpose of effecting such sale, merger or amalgamation; or (v) such other transaction that is determined by the Board to be a transaction having a similar effect (all such transactions being herein referred to as a “Merger/Sale”), then, without the Grantee’s consent and action:

14.2.1.
The Board in its sole and absolute discretion may cause that any Award then outstanding shall be assumed or an equivalent Award shall be substituted by such successor corporation of the Merger/Sale or any parent or Affiliate thereof as determined by the Board in its discretion (the “Successor Corporation”), under substantially the same terms as the Award;

14.2.2.
For the purposes of this Section 14.2.1, the Award shall be considered assumed if, following a Merger/Sale, the Award confers on the holder thereof the right to purchase or receive, for each Share underlying an Award immediately prior to the Merger/Sale, either (i) the consideration (whether stock, cash, or other securities or property) distributed to or received by holders of Shares in the Merger/Sale for each Share held on the effective date of the Merger/Sale (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), which may be subject to vesting and other terms as determined by the Board in its discretion, or (ii) regardless of the consideration received by the holders of Shares in the Merger/Sale, solely shares (or their equivalent) of the Successor Corporation at a value to be determined by the Board in its discretion, which may be subject to vesting and other terms as determined by the Board in its discretion. The foregoing shall not limit the Board authority to determine, in its sole discretion, that in lieu of such assumption or substitution of Awards for Awards of the Successor Corporation, such Award will be substituted for any other type of asset or property, including under Section 14.2.3 hereunder.

14.2.3.
In the event that the Awards are not assumed or substituted by an equivalent Award, then the Board may (but shall not be obligated to), in lieu of such assumption or substitution of the Award and in its sole discretion, (i) provide for the Grantee to have the right to exercise the Award, or otherwise for the acceleration of vesting of such Award, as to all or part of the Shares, including Shares covered by the Award which would not otherwise be exercisable or vested, under such terms and conditions as the Board shall determine, including the cancellation of all unexercised Awards upon closing of the Merger/Sale; and/or (ii) provide for the cancellation of each outstanding Award at the closing of such Merger/Sale, and payment to the Grantee of an amount in cash as determined by the Board to be fair in the circumstances (with full authority to determine the method for making such determination, which may be the Black-Scholes model or any other method, and which determination shall be conclusive and binding on all parties), subject to such terms and conditions as determined by the Board.

14.2.4.
Notwithstanding the foregoing, in the event of a Merger/Sale, the Board may determine, in its sole discretion, that upon completion of such Merger/Sale, the terms of any Award be otherwise amended, modified or terminated, as the Board shall deem in good faith to be appropriate, and if an Option Award, that the Option Award shall confer the right to purchase or receive any other security or asset, or any combination thereof, or that its terms be otherwise amended, modified or terminated, as the Board shall deem in good faith to be appropriate. Neither the authorities and powers of the Board under this Section 14.2.314.2, nor the exercise or implementation thereof, shall (i) be restricted or limited in any way by any adverse consequences (tax or otherwise) that may result to any holder of an Award, and (ii) as, inter alia, being a feature of the Award upon its grant, be deemed to constitute a change or an amendment of the rights of such holder under this Plan, nor shall any such adverse consequences (as well as any adverse tax consequences that may result from any tax ruling or other approval or determination of any relevant tax authority) be deemed to constitute a change or an amendment of the rights of such holder under this Plan.

14.3.
Reservation of Rights. Except as expressly provided in this Section 14, the Grantee of an Award hereunder shall have no rights by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend (bonus shares), any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, Merger/Sale, or consolidation, divestiture or spin-off of assets or shares of another company. Any issue by the Company of shares of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of shares subject to an Award.  The grant of an Award pursuant to the Plan shall not affect in any way the right of power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or engage in any similar transactions.

15.	NON-TRANSFERABILITY OF AWARDS; SURVIVING BENEFICIARY.

15.1.
All Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.  Awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative, to the extent provided for herein. Any transfer of an Award not permitted hereunder (including transfers pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse) and any grant of any interest in any Award to, or creation in any way of any interest in any Award by, any party other than the Grantee shall be null and void and shall not confer upon any party or person, other than the Grantee, any rights. A Grantee may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary. Notwithstanding the foregoing, upon the request of the Grantee and subject to Applicable Law the Board, at its sole discretion, may permit to transfer the Award to a family trust or to a Grantee’s “family member” (as such term is defined in Rule 701(c)(3) of the Securities Act, and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order.

15.2.
As long as the Shares are held by the Trustee in favor of the Grantee, all rights possessed by the Grantee over the Shares are personal, and may not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

16.	CONDITIONS UPON ISSUANCE OF SHARES.

16.1.
Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award, unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws as determined by counsel to the Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.2.
Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and make other representations as may be required under applicable securities laws if, in the opinion of counsel for the Company, such representations are required, all in form and content specified by the Company.

17.	AGREEMENT BY GRANTEE REGARDING TAXES.

17.1.
If the Board shall so require, as a condition of exercise of an Award, the release of Shares by the Trustee or the expiration of the Restricted Period, a Grantee shall agree that, no later than the date of such occurrence, he will pay to the Company or make arrangements satisfactory to the Board and the Trustee (if applicable) regarding payment of any applicable taxes of any kind required by Applicable Law to be withheld or paid.

17.2.
ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY AWARDS OR THE EXERCISE THEREOF, THE SALE OR DISPOSITION OF ANY SHARES GRANTED HEREUNDER OR ISSUED UPON EXERCISE OF ANY AWARD OR FROM ANY OTHER ACTION OF THE GRANTEE IN CONNECTION WITH THE FOREGOING SHALL BE BORNE AND PAID SOLELY BY THE GRANTEE, AND THE GRANTEE SHALL INDEMNIFY THE COMPANY, ITS SUBSIDIARIES AND AFFILIATES AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PENALTY, INTEREST OR INDEXATION THEREON. EACH GRANTEE AGREES TO, AND UNDERTAKES TO COMPLY WITH, ANY RULING, SETTLEMENT, CLOSING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT WITH ANY TAX AUTHORITY IN CONNECTION WITH THE FOREGOING WHICH IS APPROVED BY THE COMPANY.

THE GRANTEE IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING AWARDS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE GRANTEE ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE GRANTEE.

17.3.
The Company or any Subsidiary or Affiliate may take such action as it may deem necessary or appropriate, in its discretion, for the purpose of or in connection with withholding of any taxes which the Company or any Subsidiary or Affiliate is required by any Applicable Law to withhold in connection with any Awards (collectively, “Withholding Obligations”). Such actions may include, without limitation, (i) requiring a Grantees to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) subject to Applicable Law, allowing the Grantees to provide Shares to the Company, in an amount that at such time, reflects a value that the Board determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding Shares otherwise issuable upon the exercise of an Award at a value which is determined by the Board to be sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing. The Company shall not be obligated to allow the exercise of any Award by or on behalf of a Grantee until all tax consequences arising from the exercise of such Award are resolved in a manner acceptable to the Company.

17.4.
Each Grantee shall notify the Company in writing promptly and in any event within ten (10) days after the date on which such Grantee first obtains knowledge of any tax bureau inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted or received hereunder or Shares issued thereunder and shall continuously inform the Company of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Company and its representatives to participate in any proceedings and discussions concerning such matters.  Upon request, a Grantee shall provide to the Company any information or document relating to any matter described in the preceding sentence, which the Company, in its discretion, requires.

17.5.
With respect to 102 Non-Trustee Options, if the Grantee ceases to be employed by the Company or any Affiliate, the Grantee shall extend to the Company and/or its Affiliate with whom the Grantee is employed a security or guarantee for the payment of taxes due at the time of sale of Shares, all in accordance with the provisions of Section 102 of the Ordinance and the Rules.

18.	RIGHTS AS A STOCKHOLDER; VOTING AND DIVIDENDS.

18.1.
Subject to Section 11.6, a Grantee shall have no rights as a stockholder of the Company with respect to any Shares covered by the Award until the date of the issuance of a share certificate to the Grantee for such Shares.  In the case of 102 Option Awards or 3(9) Option Awards (if such Share Options are being held by a Trustee), the Trustee shall have no rights as a shareholder of the Company with respect to any Shares covered by such Award until the date of the issuance of a share certificate to the Trustee for such Shares for the Grantee’s benefit, and the Grantee shall have no rights as a stockholder of the Company with respect to any Shares covered by the Award until the date of the release of such Shares from the Trustee to the Grantee and the issuance of a share certificate to the Grantee for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 14 hereof.

18.2.
With respect to all Shares issued in the form of Awards hereunder or upon the exercise of Awards hereunder, the Grantee shall be entitled to receive dividends distributed with respect to such Shares, subject to the provisions of the Company’s Certificate of Incorporation and By-laws, as amended from time to time, and subject to any Applicable Law.

18.3.	The Company may, but shall not be obligated to, register or qualify the sale of Shares under any applicable securities law or any other applicable law.

19.	NO REPRESENTATION BY COMPANY.

By granting the Awards, the Company is not, and shall not be deemed as, granting any representation or warranties to the Grantee regarding the Company, its business affairs, its prospects or the future value of its Shares.

20.	NO RETENTION RIGHTS.

Nothing in the Plan or in any Award granted or agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or be in a consultant, advisor, director, officer or supplier relationship with, the Company or any Subsidiary or Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or be in a consultant, advisor, director, officer or supplier relationship with, the Company or any Subsidiary or Affiliate.

21.	PERIOD DURING WHICH AWARDS MAY BE GRANTED.

 Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the Effective Date. From the tenth (10th) anniversary of the Effective Date no grants of Awards may be made and the Plan shall continue to be in full force and effect solely with respect to such Awards that remain outstanding. The Plan shall terminate at such time after the tenth (10th) anniversary of the Effective Date that no Awards remain outstanding.

22.	TERM OF AWARD.

Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 6.6, 6.7 or 8.2 hereof, if any Award, or any part thereof, has not been exercised and the Shares covered thereby not paid for within the term of the Award as determined by the Board, which in any event shall not exceed ten (10) years after the date on which the Award was granted, as set forth in the Notice of Grant in the Grantee’s Award, such Award, or such part thereof, and the right to acquire such Shares shall terminate, and all interests and rights of the Grantee in and to the same shall expire. In the case of Shares held by a Trustee, the Grantee shall elect whether to release such Shares from trust or sell the Shares and upon such release or sale such trust shall expire.

23.	AMENDMENT AND TERMINATION OF THE PLAN.

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan, whether retroactively or prospectively; provided, however, that, unless otherwise determined by the Board, an amendment which requires stockholder approval in order for the Plan to continue to comply with any Applicable Law shall not be effective unless approved by the requisite vote of stockholders, and provided further that except as provided herein, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted, unless the written consent of the respective Grantee is obtained.

24.	APPROVAL.

24.1.
The Plan shall take effect upon its adoption by the Board (the “Effective Date”), except that solely with respect to grants of Incentive Stock Options the Plan shall also be subject to approval within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting or a written consent of stockholders.  Failure to obtain approval by the stockholders shall not in any way derogate from the valid and binding effect of any grant of an Award, which is not an Incentive Stock Option. Upon approval of the Plan by the stockholders of the Company as set forth above, all Incentive Stock Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date.  Notwithstanding the foregoing, in the event that approval of the Plan by the stockholders of the Company is required under Applicable Law, in connection with the application of certain tax treatment or pursuant to applicable stock exchange rules or regulations or otherwise, such approval shall be obtained within the time required under the Applicable Law.

24.2.	The 102 Awards are subject to the approval, if required, of the ITA and receipt by the Company of all approvals thereof.

25.	RULES PARTICULAR TO SPECIFIC COUNTRIES.

Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be amended with respect to a particular country by means of an appendix to the Plan, and to the extent that the terms and conditions set forth in any appendix conflict with any provisions of the Plan, the provisions of the appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Award granted to a Grantee under the jurisdiction of the specific country that is the subject of the appendix and shall not apply to Awards issued to a Grantee not under the jurisdiction of such country. The adoption of any such appendix shall be subject to the approval of the Board or Committee, and if required in connection with the application of certain tax treatment, pursuant to applicable stock exchange rules or regulations or otherwise, then also the approval of the stockholders of the Company at the required majority.

26.	GOVERNING LAW; JURISDICTION.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, except with respect to matters that are subject to tax laws, regulations and rules in any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction. Certain definitions, which refer to laws other than the laws of such jurisdiction, shall be construed in accordance with such other laws.  The competent courts located in the State of New York shall have exclusive jurisdiction over any dispute arising out of or in connection with this Plan and any Award granted hereunder, and by signing any agreement relating to an Award hereunder each Grantee irrevocably submits to such exclusive jurisdiction.

27.	NON-EXCLUSIVITY OF THE PLAN.

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval (to the extent required under Applicable Law), shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

28.	MISCELLANEOUS.

28.1.	Additional Terms. Each Award awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

28.2.
Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.  In addition, if any particular provision contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with the applicable law as it shall then appear.

28.3.
Captions and Titles. The use of captions and titles in this Plan or any Option Agreement, Restricted Share Agreement or other Award related agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such agreement.

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